SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549



                                    FORM 8-K

                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


                                  June 14, 2004
                Date of Report (Date of earliest event reported)


                           HIRSCH INTERNATIONAL CORP.
             (Exact name of Registrant as specified in its charter)


         Delaware                     0-23434                   11-2230715
(State or other jurisdiction  (Commission File Number)        (IRS Employer
     of incorporation)                                   Identification Number)



                             200 Wireless Boulevard
                            Hauppauge, New York 11788


                                 (631) 436-7100
              (Registrant's telephone number, including area code)


                                Page 1 of 2 Pages
                         Exhibit Index Appears at Page 2




Item 8.  CHANGE IN FISCAL YEAR

     On June 14, 2004, the Board of Directors of Hirsch International Corp. (the "Company") adopted a resolution approving a change of the Company's fiscal year to a 52/53 week fiscal year ending on the last Saturday in the last month of each quarterly period, such that each quarterly period will be 13 weeks in length. This change is effective for the current quarterly period. Previously, the Company maintained a fiscal year ending on January 31 and fiscal quarters ending on April 30, July 31 and October 31 of each year. In that regard, the Company's current quarterly period will end July 31, 2004. This change does not require the filing of a separate transition report.



                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        HIRSCH INTERNATIONAL CORP.

                                        By: /s/  Beverly Eichel
                                            -------------------
                                            Beverly Eichel
                                            Vice President - Finance,
                                            hief Financial Officer and Secretary

Dated:  June 17, 2004